                                                                      Exhibit 25
========================================================================
                                    FORM T-1

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                            STATEMENT OF ELIGIBILITY
                   UNDER THE TRUST INDENTURE ACT OF 1939 OF A
                    CORPORATION DESIGNATED TO ACT AS TRUSTEE

                      CHECK IF AN APPLICATION TO DETERMINE
                      ELIGIBILITY OF A TRUSTEE PURSUANT TO
                             SECTION 305(b)(2) |__|



                              THE BANK OF NEW YORK
               (Exact name of trustee as specified in its charter)

New York                                              13-5160382
(State of incorporation                               (I.R.S. employer
if not a U.S. national bank)                          identification no.)

One Wall Street, New York, N.Y.                       10286
(Address of principal executive offices)              (Zip code)


                          GENERAL DYNAMICS CORPORATION
               (Exact name of obligor as specified in its charter)

Delaware                                              13-1673581
(State or other jurisdiction of                       (I.R.S. employer
incorporation or organization)                        identification no.)

3190 Fairview Park Drive
Falls Church, VA                                      22042-4523
(Address of principal executive offices)              (Zip code)


                      AMERICAN OVERSEAS MARINE CORPORATION
               (Exact name of obligor as specified in its charter)

Delaware                                              42-1273477
(State or other jurisdiction of                       (I.R.S. employer
incorporation or organization)                        identification no.)

116 East Howard Street
Quincy, MA                                            02169-8712
(Address of principal executive offices)              (Zip code)

                           BATH IRON WORKS CORPORATION
               (Exact name of obligor as specified in its charter)

Maine                                                 39-1343528
(State or other jurisdiction of                       (I.R.S. employer
incorporation or organization)                        identification no.)

700 Washington Street
Bath, ME                                              04530
(Address of principal executive offices)              (Zip code)


                            ELECTRIC BOAT CORPORATION
               (Exact name of obligor as specified in its charter)

Delaware                                              51-0369496
(State or other jurisdiction of                       (I.R.S. employer
incorporation or organization)                        identification no.)

75 Eastern Point Road
Groton, CT                                            06340-4989
(Address of principal executive offices)              (Zip code)


               GENERAL DYNAMICS ADVANCED TECHNOLOGY SYSTEMS, INC.
               (Exact name of obligor as specified in its charter)

Delaware                                              54-1863210
(State or other jurisdiction of                       (I.R.S. employer
incorporation or organization)                        identification no.)

P.O. Box 26002
Greensboro, NC                                        27420-6002
(Address of principal executive offices)              (Zip code)



                    GENERAL DYNAMICS ARMAMENT SYSTEMS, INC.
               (Exact name of obligor as specified in its charter)

Delaware                                              54-1828437
(State or other jurisdiction of                       (I.R.S. employer
incorporation or organization)                        identification no.)

Lakeside Avenue
Burlington, VT                                        05401
(Address of principal executive offices)              (Zip code)


                     GENERAL DYNAMICS DEFENSE SYSTEMS, INC.
               (Exact name of obligor as specified in its charter)

Delaware                                              54-1828438
(State or other jurisdiction of                       (I.R.S. employer
incorporation or organization)                        identification no.)

100 Plastics Avenue
Pittsfield, MA                                        01201
(Address of principal executive offices)              (Zip code)


                 GENERAL DYNAMICS GOVERNMENT SYSTEMS CORPORATION
               (Exact name of obligor as specified in its charter)

Delaware                                              16-1190245
(State or other jurisdiction of                       (I.R.S. employer
incorporation or organization)                        identification no.)

3190 Fairview Park Drive
Falls Church, VA                                      22042-4523
(Address of principal executive offices)              (Zip code)


                   GENERAL DYNAMICS INFORMATION SYSTEMS, INC.
               (Exact name of obligor as specified in its charter)

Delaware                                              54-1873854
(State or other jurisdiction of                       (I.R.S. employer
incorporation or organization)                        identification no.)

8800 Queen Avenue South
Bloomington, MN                                       55431
(Address of principal executive offices)              (Zip code)




                      GENERAL DYNAMICS LAND SYSTEMS, INC.
               (Exact name of obligor as specified in its charter)

Delaware                                              54-0582680
(State or other jurisdiction of                       (I.R.S. employer
incorporation or organization)                        identification no.)

P.O. Box 2074
Warren, MI                                            48090-2074
(Address of principal executive offices)              (Zip code)


              GENERAL DYNAMICS ORDINANCE AND TACTICAL SYSTEMS, INC.
               (Exact name of obligor as specified in its charter)

Virginia                                              06-1458069
(State or other jurisdiction of                       (I.R.S. employer
incorporation or organization)                        identification no.)

10101 9th Street North
St. Petersburg, FL                                    33716
(Address of principal executive offices)              (Zip code)

                        GULFSTREAM AEROSPACE CORPORATION
               (Exact name of obligor as specified in its charter)

Delaware                                              13-3554834
(State or other jurisdiction of                       (I.R.S. employer
incorporation or organization)                        identification no.)

500 Gulfstream Road
Savannah, GA                                          31408
(Address of principal executive offices)              (Zip code)


                       MATERIAL SERVICE RESOURCES COMPANY
               (Exact name of obligor as specified in its charter)

Delaware                                              36-3817444
(State or other jurisdiction of                       (I.R.S. employer
incorporation or organization)                        identification no.)

222 North LaSalle Street
Chicago, IL                                           60601-1090
(Address of principal executive offices)              (Zip code)


                     NATIONAL STEEL AND SHIPBUILDING COMPANY
               (Exact name of obligor as specified in its charter)

Nevada                                                95-2076637
(State or other jurisdiction of                       (I.R.S. employer
incorporation or organization)                        identification no.)

P.O. Box 85278
San Diego, CA                                         92186-5278
(Address of principal executive offices)              (Zip code)

                                  -------------

                          Floating Rate Notes Due 2004
                       (Title of the indenture securities)

========================================================================

1.                      GENERAL INFORMATION. FURNISH THE FOLLOWING INFORMATION
                        AS TO THE TRUSTEE:

        (a) NAME AND ADDRESS OF EACH EXAMINING OR SUPERVISING AUTHORITY TO WHICH IT IS SUBJECT.

--------------------------------------------------------------------------------
                  Name                                        Address
--------------------------------------------------------------------------------
         Superintendent of Banks of the State of      2 Rector Street, New York,
         New York                                     N.Y.  10006, and Albany, N.Y. 12203

         Federal Reserve Bank of New York             33 Liberty Plaza, New York,
                                                      N.Y.  10045

         Federal Deposit Insurance Corporation        Washington, D.C.  20429

         New York Clearing House Association          New York, New York   10005


        (b)     WHETHER IT IS AUTHORIZED TO EXERCISE CORPORATE TRUST POWERS.

        Yes.

2.      AFFILIATIONS WITH OBLIGOR.

        IF THE OBLIGOR IS AN AFFILIATE OF THE TRUSTEE, DESCRIBE EACH SUCH AFFILIATION.

        None.

16.     LIST OF EXHIBITS.

        EXHIBITS IDENTIFIED IN PARENTHESES BELOW, ON FILE WITH THE COMMISSION, ARE INCORPORATED HEREIN BY REFERENCE AS AN EXHIBIT HERETO, PURSUANT TO RULE 7A-29 UNDER THE TRUST INDENTURE ACT OF 1939 (THE "ACT") AND 17 C.F.R. 229.10(d).

        1. A copy of the Organization Certificate of The Bank of New York (formerly Irving Trust Company) as now in effect, which contains the authority to commence business and a grant of powers to exercise corporate trust powers. (Exhibit 1 to Amendment No. 1 to Form T-1 filed with Registration Statement No. 33-6215, Exhibits 1a and 1b to Form T-1 filed with Registration Statement No. 33-21672 and Exhibit 1 to Form T-1 filed with Registration Statement No. 33-29637.)

        4. A copy of the existing By-laws of the Trustee. (Exhibit 4 to Form T-1 filed with Registration Statement No. 33-31019.)

        6. The consent of the Trustee required by Section 321(b) of the Act. (Exhibit 6 to Form T-1 filed with Registration Statement No. 33-44051.)

        7. A copy of the latest report of condition of the Trustee published pursuant to law or to the requirements of its supervising or examining authority.

                                    SIGNATURE



        Pursuant to the requirements of the Act, the Trustee, The Bank of New York, a corporation organized and existing under the laws of the State of New York, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in The City of New York, and State of New York, on the 7th day of January, 2002.


                                      THE BANK OF NEW YORK



                                      By:   /s/  STACEY POINDEXTER
                                         ______________________________________
                                         Name:   STACEY POINDEXTER
                                         Title:  ASSISTANT TREASURER

                                                                       EXHIBIT 7
________________________________________________________________________________


                       Consolidated Report of Condition of
                              THE BANK OF NEW YORK
                    of One Wall Street, New York, N.Y. 10286
                     And Foreign and Domestic Subsidiaries,
a member of the Federal Reserve System, at the close of business September 30, 2001, published in accordance with a call made by the Federal Reserve Bank of this District pursuant to the provisions of the Federal Reserve Act.

                                                                                                                 Dollar Amounts
ASSETS                                                                                                             In Thousands
Cash and balances due from depository institutions:
   Noninterest-bearing balances and currency and coin............                                                    $3,238,092
   Interest-bearing balances.....................................                                                     5,255,952
Securities:
   Held-to-maturity securities...................................                                                       127,193
   Available-for-sale securities.................................                                                    12,143,488
Federal funds sold and Securities purchased under agreements to
   resell........................................................                                                       281,677
Loans and lease financing receivables:
   Loans and leases held for sale................                                                                           786
   Loans and leases, net of unearned
      income...............46,206,726
   LESS: Allowance for loan and
      lease losses............607,115
   Loans and leases, net of unearned
      income and allowance.......................................                                                    45,599,611
Trading Assets...................................................                                                     9,074,924
Premises and fixed assets (including capitalized leases).........                                                       783,165
Other real estate owned..........................................                                                           935
Investments in unconsolidated subsidiaries and associated
   companies.....................................................                                                       200,944
Customers' liability to this bank on acceptances outstanding.....                                                       311,521
Intangible assets................................................
   Goodwill......................................................                                                     1,546,125
   Other intangible assets.......................................                                                         8,497
Other assets.....................................................                                                     8,761,129
                                                                                                                    -----------
Total assets.....................................................                                                   $87,334,039
                                                                                                                    ===========
LIABILITIES
Deposits:
   In domestic offices...........................................                                                   $28,254,986
   Noninterest-bearing.................................10,843,829
   Interest-bearing....................................17,411,157
   In foreign offices, Edge and Agreement subsidiaries, and IBFs.                                                    31,999,406

   Noninterest-bearing..................................1,006,193
   Interest-bearing....................................30,993,213
Federal funds purchased and securities sold under agreements to
   repurchase....................................................                                                     6,004,678
Trading liabilities..............................................                                                     2,286,940
Other borrowed money:
   (includes mortgage indebtedness and obligations under
   capitalized leases).......                                                                                         1,845,865
Bank's liability on acceptances executed and outstanding.........                                                       440,362
Subordinated notes and debentures................................                                                     2,196,000
Other liabilities................................................                                                     7,606,565
                                                                                                                    -----------
Total liabilities................................................                                                   $80,634,802
                                                                                                                    ===========
EQUITY CAPITAL
Common stock.....................................................                                                     1,135,284
Surplus..........................................................                                                     1,050,729
Retained earnings................................................                                                     4,436,230
Accumulated other comprehensive income.........                                                                          76,292
Other equity capital components.....................                                                                          0
-------------------------------------------------------------------------------------------------------------------------------
Total equity capital.............................................                                                     6,698,535
                                                                                                                    -----------
Total liabilities and equity capital.............................                                                   $87,334,039
                                                                                                                    ===========

        I, Thomas J. Mastro, Senior Vice President and Comptroller of the above-named bank do hereby declare that this Report of Condition has been prepared in conformance with the instructions issued by the Board of Governors of the Federal Reserve System and is true to the best of my knowledge and belief.

                                                               Thomas J. Mastro,
                                           Senior Vice President and Comptroller

        We, the undersigned directors, attest to the correctness of this Report of Condition and declare that it has been examined by us and to the best of our knowledge and belief has been prepared in conformance with the instructions issued by the Board of Governors of the Federal Reserve System and is true and correct.

Thomas A. Renyi         ___
Gerald L. Hassell          |            Directors
Alan R. Griffith        ___


________________________________________________________________________________


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